SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 1, 2024, between MODUSLINK CORPORATION, a Delaware corporation (“Borrower”), and UMPQUA BANK, an Oregon state-chartered bank (together with its successors and assigns, “Lender”). Capitalized terms used but not defined in this Amendment shall have the meaning given to such terms in the Credit Agreement (defined below).

RECITALS

A.            Borrower and Lender are parties to that certain Credit Agreement dated as of March 16, 2022, as amended by that certain First Amendment to Credit Agreement dated March 13, 2023 (collectively, the “Credit Agreement”).

B.            Borrower and Lender have agreed to amend the Credit Agreement as set forth herein, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.             Amendments to Credit Agreement.

(a)           The definition of “Adjusted EBITDA” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Adjusted EBITDA” means, for any period, the sum of net income (loss) from continuing operations plus (or, if a gain, minus) provision for federal, state and local income taxes, plus Interest Expense (net of any interest income), plus depreciation expense and amortization expense, plus (or, if a gain, minus), the following non-recurring and/or non-cash charges: (i) stock-based compensation, (ii) [intentionally omitted], (iii) asset impairment, (iv) the effect of any changes in GAAP, (v) cyber attacks, (vi) the effect of foreign currency adjustments or foreign currency exchange transactions, (vii) [intentionally omitted], (viii) other non-cash charges, and (ix) other non-recurring charges approved by Lender in its reasonable discretion, in each case for such period, computed and calculated on a consolidated basis for Borrower and its Subsidiaries in accordance with GAAP.

(b)           The definition of "Distribution Fixed Charge Coverage Ratio" in Section 1.01 of the Credit Agreement is deleted.

(c)           The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

"Maturity Date" means, with respect to Revolving Loans, March 31, 2026; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(d)           Section 7.05 of the Credit Agreement is amended and restated in its entirety to read as follows:

7.05       Payment of Dividends and Distributions. Declare or pay any dividends upon its shares of stock or other equity interests now or hereafter outstanding or make any distribution of assets to its equityholders as such, whether in cash, property or securities, except: (a) dividends and other distributions payable by Subsidiaries to Borrower; and (b) such other dividends paid by Borrower as Borrower may elect to pay so long as there shall not exist, and such distribution shall not cause, an Event of Default or Default.

(d)       Section 7.13(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

(a)       Minimum Adjusted Tangible Net Worth. Fail to maintain at all times Adjusted Tangible Net Worth of no less than $20,000,000, calculated as of the last day of each fiscal quarter.

(e)       Section 7.09 of the Credit Agreement is amended and restated in its entirety to read as follows:

7.09       Intentionally Omitted.

(f)       Schedule 1 to Exhibit A attached to the Credit Agreement is hereby deleted and replaced with Schedule 1 attached hereto.

2.             Conditions. This Amendment shall be effective as of the date (the "Amendment Effective Date") when Lender shall have received each of the following, in each case in form and substance satisfactory to Lender:

(a)           this Amendment, duly executed by Borrower, Lender and Guarantors;

(b)           such other documents as Lender may reasonably request; and

(c)           payment of all of Lender’s reasonable out-of-pocket fees, costs and expenses incurred in connection with this Amendment, including, without limitation, reasonable legal fees of Lender’s counsel.

3.             Representations and Warranties. Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (c) the execution and delivery of this Amendment does not violate its organizational documents, (d) after giving effect to this Amendment, the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (e) after giving effect to this Amendment, it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (f) after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

4.             Scope of Amendment; Reaffirmation. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).

5.             RELEASE. To the fullest extent permitted by California Civil Code Section 1542, Borrower expressly waives and releases all rights conferred upon it by the provisions of such section, and expressly agrees that this Amendment shall be given full force and effect according to its express terms. California Civil Code Section 1542 provides:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR SUCH RELEASED PARTY."

With regard to Section 1542 of the California Civil Code, Borrower hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses, expenses and defenses, which are presently unknown, unanticipated, misunderstood and unsuspected. Borrower further agrees, represents and warrants that this Amendment has been negotiated and agreed upon in light of that realization and that it nevertheless hereby waives and releases all rights and benefits which it may otherwise have against the Lender under Section 1542 of the California Civil Code, including without limitation, claims for all unknown, unanticipated, misunderstood and unsuspected causes of action and all other claims, demands, debts, controversies, damages, costs, losses, expenses and defenses.

6.             Miscellaneous.

(a)           No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)           Form. Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)           Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)           Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)            Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender. The Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)           Governing Law; Jurisdiction; Waiver of Jury Trial; etc. THE PROVISIONS OF SECTIONS 9.13 AND 9.14 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.

(h)           Entirety. THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

MODUSLINK CORPORATION,
a Delaware corporation

By:	/s/ Catherine L. Venable
Name: Catherine L. Venable
Title: Secretary

Signature Page to Second Amendment to Credit Agreement

LENDER: UMPQUA BANK, an Oregon state-chartered bank

By:	/s/ Monica Fleming
Name: Monica Fleming
Title: SVP

Signature Page to Second Amendment to Credit Agreement

The undersigned Guarantors hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to reaffirm each Loan Document now or previously executed by the undersigned and to confirm that each such Loan Document is in full force and effect, and to acknowledge that without such consent and confirmation, Lender would not execute this Amendment.

GUARANTORS:

Sol Holdings, Inc.,
a Delaware corporation
SalesLink Mexico Holding Corp.,
a Delaware corporation
Modus Media International Documentation Services (Ireland), Limited,
a Delaware corporation
Modus Media International (Ireland) Limited,
a Delaware corporation

By:	/s/ Catherine L. Venable
Name: Catherine L. Venable
Title: Secretary

Signature Page to Second Amendment to Credit Agreement

SCHEDULE 1

To Compliance Certificate

Financial Statement Date: ______________________

1.  Adjusted Tangible Net Worth of Borrower not to be less than $20,000,000, measured on a consolidated basis for Borrower and its Subsidiaries at the end of each fiscal quarter of Borrower.

A	Adjusted Tangible Net Worth:
	i.	Aggregate net book value of assets:		$________
	ii.	Goodwill, patents, trademarks, and other intangibles:		$________
	iii.	Related party account and note receivables:		$________
	iv.	Investments in and advances to Affiliates, Subsidiaries, officers and employees:		$________
	v.	Indebtedness and other liabilities (excluding accrued pricing liabilities):		$________
	vii.	1.A.i minus 1.A.ii minus 1.A.iii minus 1.A.iv minus 1.A.v:		$________

2. Cash Flow Leverage Ratio not less than 2.00 to 1.00, measured on a consolidated basis for Borrower and its Subsidiaries as of the last day of each fiscal quarter of Borrower.

A.	Senior Debt:			$________
B.	Adjusted EBITDA:
	i.	Net income (loss) from continuing operations:		$________
	ii.	Provision for federal, state and local income taxes:		$________
	iii.	Interest Expense (net of interest income):		$________
	iv.	Depreciation and amortization expense:		$________
	v.	Stock-based compensation:		$________
	vi.	Asset impairment:		$________
	vii.	The effect of any changes in GAAP:		$________
	viii.	Cyber attacks:		$________
	ix.	The effect of foreign currency adjustments or foreign currency exchange transactions:		$________
	x.	Other non-cash charges:		$________
	xi.	Other non-recurring charges approved by Lender in its reasonable discretion:		$________
C.	2.B.i plus 2.B.ii plus 2.B.iii plus 2.B.iv plus(minus) 2.B.v plus(minus)
2.B.vi plus(minus) 2.B.vii plus(minus) 2.B.viii plus(minus) 2.B.ix plus(minus)
	2.B.x plus(minus) 2.B.xi			$________
D.	Ratio of 2.A to 2.C:			_______ to 1.00

3. Fixed Charge Coverage Ratio not less than 1.50 to 1.00, measured on a consolidated basis for Borrower and its Subsidiaries at the end of each fiscal quarter of Borrower.

	A.	Adjusted EBITDA (Line 2.C):
	B.	i.	Cash Interest Expense:	$________
		ii.	Cash tax expense:	$________
		iii.	Current Portion of Long Term Debt:	$________
		iv.	3.B.i plus 3.B.ii plus 3.B.iii:	$________
	C.	Ratio of 3.A to 3.B.iv:		_______ to 1.00